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                                                                 Exhibit 10.9(d)



                 AMENDMENT NO. 3 AND CONSENT TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 3 AND CONSENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT") is entered into as of the 21st day of July, 2000, among:

         APPLIED GRAPHICS TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "BORROWER");

         The banks, financial institutions and other institutional lenders from time to time party to the Credit Agreement (as defined herein) (each a "LENDER" and, collectively, the "LENDERS"); and

         FLEET BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT");

                                    RECITALS

         WHEREAS:

         (A) The Borrower has entered into a certain Amended and Restated Credit Agreement dated as of March 10, 1999 (as amended pursuant to a certain Amendment No. 1 to Credit Agreement dated June 2, 1999, and a certain Amendment No. 2 to Credit Agreement dated June 28, 1999 and as it may hereafter from time to time be further amended, modified, supplemented, or restated, the "CREDIT AGREEMENT"); and

         (B) The Borrower and the Lenders have agreed to amend certain provisions contained in the Credit Agreement and to consent to the sale of certain assets or stock, all as hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

                  2.1 Section 1 (Definitions) of the Credit Agreement shall, in the event of the consummation of the DPG Sale, and as of the date thereof, be amended by deleting in its entirety the definition of "Applicable Margin" set forth therein and substituting the following definition therefor:

                  "'APPLICABLE MARGIN' means at any date of determination thereof:

                  (i) with respect to Term Loan A Advances and Revolving Credit Advances, the applicable percentage set forth below opposite the applicable ratio of Consolidated Total Funded Debt to EBITDA determined as set forth below:

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    APPLICABLE MARGIN FOR TERM LOAN A ADVANCES AND REVOLVING CREDIT ADVANCES

              RATIO OF CONSOLIDATED APPLICABLE MARGIN FOR APPLICABLE MARGIN FOR
         TOTAL FUNDED DEBT/EBITDA           EURODOLLAR RATE ADVANCES PRIME RATE ADVANCES
         ------------------------           --------------------------------------------
         Equal to or greater than 4.00
          to 1.00                                      3.25%                               2.00%

         Equal to or greater than 3.75
          to 1.00, but less than 4.00
          to 1.00                                      3.00%                               1.75%

         Equal to or greater than 3.00
          to 1.00, but less than 3.75
          to 1.00                                      2.75%                               1.50%

         Equal to or greater than 2.50
          to 1.00, but less than 3.00
          to 1.00                                      2.50%                               1.25%

         Equal to or greater than 2.00
          to 1.00, but less than 2.50
          to 1.00                                      2.25%                               1.00%

         Less than 2.00 to 1.00                        2.00%                               0.75%

         The Applicable Margin for each Eurodollar Rate Advance and Prime Rate Advance that is a Term Loan A Advance or a Revolving Credit Advance shall be determined on a quarterly basis by reference to the ratio of Consolidated Total Funded Debt to EBITDA for the preceding four (4) full fiscal quarters, as reflected on the financial statements provided to the Administrative Agent pursuant to Section 5.03(c) or (d), three
         (3) Business Days after the date on which the Administrative Agent receives the foregoing financial statements, together with a certificate of a Responsible Officer of the Borrower demonstrating the ratio of Consolidated Total Funded Debt to EBITDA. If the Borrower has not submitted to the Administrative Agent the information described above as and when required under Section 5.03(c) or (d), as the case may be, the Administrative Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the Applicable Margin in effect for the period commencing on such date until such time as the Borrower submits to the Administrative Agent the information so required, and within three (3) Business Days after receipt thereof the Applicable Margin shall be adjusted retroactively for the relevant period.

         Notwithstanding the above schedule, from the date of the DPG Sale until the delivery to the Administrative Agent of the Borrower's financial statements for the first full fiscal quarter ending after the date of the DPG Sale, the Applicable Margin for a Revolving Credit Advance and a Term Loan A Advance shall be 3.25% for a Eurodollar Advance and 2.00% for a Prime Rate Advance;

                  (ii) with respect to Term Loan B Advances, 3.75% for Eurodollar Rate Advances, and 2.50% for Prime Rate Advances; and

                  (iii) with respect to Term Loan C Advances, 4.00% for Eurodollar Rate Advances, and 2.75% for Prime Rate Advances."

                  2.2 Section 1 (Definitions) of the Credit Agreement is hereby amended by adding the following definition in its appropriate alphabetic location:

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                  "'DPG SALE' means the sale by the Borrower and Devon Group,
         Inc. of all of the capital stock or net assets of Portal Publications, Ltd., a Delaware corporation, and its Subsidiaries to Swander Pace Capital or an affiliate thereof."

                  2.3 Subsection 5.04(e) (Minimum Net Worth) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(e) MINIMUM NET WORTH. Maintain as of the last day of each fiscal quarter of the Borrower an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than (i) eighty-five percent (85%) of the excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries at the Initial Funding Date plus
         (ii) seventy-five percent (75%) of Consolidated positive net income (and excluding one hundred percent (100%) of Consolidated net losses) of the Borrower and its Subsidiaries as at December 31, 1999 and each June 30 and December 31 thereafter computed on a cumulative basis for said entire period. Notwithstanding anything to the contrary contained in this subsection 5.04(e), in the event that the DPG Sale is consummated and the related "write-down" as a result thereof is reflected in the Borrower's financial statements for its fiscal quarter ended June 30, 2000, the Borrower's consolidated net worth as determined above, as at such date shall not be less than $275,000,000."

                  2.4 Subsection 5.02(e) (Sales, Etc. of Assets) of the Credit Agreement is hereby amended by inserting the word "and" at the end of clause
(iv) thereof and by deleting: (a) the word "and" appearing at the end of clause
(v) thereof, (b) clause (vi) thereof in its entirety, and (c) the reference to "Section 5.02(e)(vi)" appearing in the proviso at the end of such subsection.

         3.       CONSENT AND RELEASE OF LIENS AND GUARANTORS.

                  3.1 Consent. Notwithstanding anything to the contrary contained in subsection 5.02(e) (Sales, Etc. of Assets) of the Credit Agreement, but subject to the last sentence of this Section 3.1, the Lenders and the Administrative Agent hereby consent to the following Asset Dispositions:

                  (a) the DPG Sale for an aggregate net cash consideration of not less than $45,000,000; and

                  (b) the sale by the Borrower of all of the outstanding shares of capital stock of AmuseMatte Corp., a California corporation, to Michael J. Bordeleau (its general manager) (the "AMUSEMATTE SALE") for an aggregate net cash consideration of approximately $220,000 plus the termination of Mr. Bordeleau's employment agreement without any severance.

                  The consent provided in clause (a) of this Section 3.1 is conditioned upon the net cash proceeds of the DPG Sale being used to repay Advances under the Credit Agreement in accordance with the provisions of Section
2.06 of the Credit Agreement.

                  3.2 Release of Liens and Guarantors. With respect to:

                  (a) the DPG Sale, upon the receipt by the Administrative Agent of the net cash proceeds of such sale in an amount not less than $45,000,000, the Administrative Agent shall release (a) all security interests held by it in the assets and/or stock that are the subject of the DPG Sale, and (b) Portal Publications, Ltd. and The Winn Art Group, Ltd. from their obligations under the Subsidiary Guaranty; and

                  (b) the AmuseMatte Sale, concurrently with such sale, the Administrative Agent shall release (i) all security interests held by it in the assets and/or stock that are the subject of the AmuseMatte Sale, and (ii) AmuseMatte Corp. from its obligations under the Subsidiary Guaranty.

         4. FEE. In the event that all of the Lenders execute and deliver this Third Amendment, the Borrower shall pay to the Administrative Agent for the benefit of each Lender that executes and delivers this Third Amendment no

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later than 5:00 p.m. on Wednesday, July 26, 2000 (the "THIRD AMENDMENT FEE
DATE"), a non-refundable amendment fee equal to the product of (a) 0.125% (i.e.,
12.5 basis points) multiplied by (b) the sum of (i) the Revolving Credit Commitment of such Lender, (ii) the Term Loan A Commitment of such Lender, (iii) the Term Loan B Commitment of such Lender, plus (iv) the Term Loan C Commitment of such Lender, in each case, as of the Third Amendment Fee Date and prior to giving effect to any reduction in the Commitments as a result of the repayment of Advances from the proceeds of the DPG Sale. Such fee shall be payable on the earlier of (i) the consummation of the DPG Sale, and (ii) July 26, 2000.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender Parties and the Administrative Agent that: (i) the execution, delivery and performance by the Borrower of this Third Amendment are within its organizational powers and have been duly authorized by all necessary corporate action, (ii) this Third Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms and
(iii) this Third Amendment and the execution, delivery and performance by the Borrower thereof does not: (A) contravene the terms of the Borrower's organizational documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which it or its property is subject; or (C) violate any requirement of law.

         6. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  6.1 Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

                  6.2 No Waiver; References. The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Third Amendment, each reference in:

                  (i) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                           (ii) the other Loan Documents to the Credit Agreement
shall mean and be a reference to the Credit Agreement as amended hereby; and

                           (iii) the Loan Documents to the Loan Documents shall
be deemed to include this Third Amendment.

         7. MISCELLANEOUS.

                  7.1 Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purposes.

                  7.2 Law. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  7.3 Successors. This Third Amendment shall be binding upon the Borrower, the Lender Parties and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender Parties and the Administrative Agent and the successors and assigns of the Lender Parties and the Administrative Agent.

                  7.4 Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by an officer thereunto duly authorized on the date first written above.


                           APPLIED GRAPHICS TECHNOLOGIES, INC.


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           FLEET BANK, N.A., AS A BANK, AS
                           ADMINISTRATIVE AGENT, INITIAL ISSUING
                           BANK AND SWING LINE BANK


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           BANK OF AMERICA, N.A.


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           FIRST UNION NATIONAL BANK, N.A.


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           THE CHASE MANHATTAN BANK


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________


       [Signature Page to Amendment No. 3 and Consent to Credit Agreement]
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                           THE BANK OF NEW YORK


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           SOVEREIGN BANK


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           MELLON BANK, N.A.

                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           SUNTRUST BANK


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           CITIZENS BANK OF MASSACHUSSETTS


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           THE BANK OF NOVA SCOTIA


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           BHF (USA) CAPITAL CORPORATION


                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________


       [Signature Page to Amendment No. 3 and Consent to Credit Agreement]